Rule 497(e)

File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT DATED JANUARY 24, 2007

To the Prospectus dated May 1, 2006 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity® Contract Owner:

Effective immediately, Great-West will obtain U.S. Treasury Strip ask side yield rates from The Bloomberg Professional® rather than the Wall Street Journal since the Wall Street Journal no longer publishes such rates. All references to the “Wall Street Journal” in Appendix B (Market Value Adjustments) to the Prospectus are deleted and replaced with “The Bloomberg Professional®.”

The foregoing change should be reflected on page B-1 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. Please keep this supplement for future reference.